ACQUISITION OF EVOLUTION TECHNOLOGY SA	12 Months Ended
Dec. 31, 2018
Disclosure of acquisition of evolution technology sa [Abstract]
ACQUISITION OF EVOLUTION TECHNOLOGY SA

4.	ACQUISITION OF EVOLUTION TECHNOLOGY SA

On March 30, 2017, the Company entered into a Share Purchase Offer Agreement with the shareholders of Evolution Technology SA (“Evotech”) to acquire a 65% ownership interest. Since its incorporation on March 10, 2016, Evotech has obtained various permits for constructing cellular towers and also has master lease agreements with major telecom carriers in Argentina.

To obtain the 65% ownership interest, the Company paid US$350,000 and issued 1,500,000 common shares with a fair value of $480,000 to the shareholders of Evotech. In addition, the Company is committed to contribute the funds necessary for Evotech to construct 50 towers, or a lower number of towers to be agreed between the parties, for up to a total maximum amount of US$3,500,000.

The Company determined that the acquisition of Evotech constituted a business combination as Evotech has inputs, processes and outputs. As such the Company has applied the acquisition method of accounting. As part of the acquisition of Evotech, the Company acquired Evotech’s master lease agreement, which was recorded as an intangible asset.

The following table presents the allocation of the purchase price to the assets acquired and liabilitie s assumed based on their estimated fair values, which is the same as the carrying values, at the date of acquisition:

$
Cash paid	466,260
Fair value of common shares issued	480,000
Total consideration	946,260

Assets acquired:
Cash	4,676
Due from shareholders	6,490
Construction in progress	163,529
Master lease agreement	1,982,354

Less: liabilities assumed
Accounts payable	(7,440)
Deferred income tax liability	(693,824)

Net assets of Evotech	1,455,785
Net assets attributed to non-controlling interest	(509,525)

Net assets acquired	946,260